LOAN AGREEMENT

         THIS LOAN AGREEMENT entered into this __day of __________, 2000 by and between Advanced Technology Industries, Inc., a Delaware corporation, ("Borrower") and_____________________("Lender") provides as follows:

                                    RECITALS

         A. Borrower desires to borrow funds from Lender and Lender desires to lend said funds to Borrower.

         B. This Agreement sets forth the terms on which Lender will lend funds to Borrower and Borrower will repay said funds.

         NOW THEREFORE, in consideration for the mutual covenants and agreements contained herein and for other good and valuable consideration the receipt of which is hereby acknowledged the parties hereto agree as follows:

         1. LOAN

         Lender shall loan Borrower USD_____________. The loan shall be deemed to have been made when Borrower receives good and sufficient funds in the form of a cashiers check, wire transfer, or other means (the "Loan Date"). The funds shall be payable either in U. S. Dollars or German Deutsch Marks at the option of Lender. However, all repayments of principal and interest shall be in U. S. Dollars. The loan shall be evidenced by a promissory note ("Note") in the form attached hereto as Exhibit "A".

         2. INTEREST

         The Note shall bear interest at the rate of 1% per month commencing on the Loan Date which shall be prorated based upon the number of days in the month if said loan is made on other than the first day of the calender month. Interest shall be accrued and paid on the Maturity Date as defined in Paragraph 3 below. At the option of the Borrower interest shall be paid in cash or in $.0001 par value common stock of Borrower ("Stock"). The number of shares to be delivered to Lender in payment of the interest shall be determined by multiplying (i) the average closing bid price of the Stock for the five (5) trading days prior to the Maturity Date by (ii) 85% and dividing the interest due at the Maturity Date by the resulting multiple (the "Interest Shares"). By way of example if the interest due at the Maturity Date is $36,000 and the average of the closing bid price as determined above is $1.00 the number of Interest Shares would be 42,353 determined as follows: $36,000 divided by ($1.00 x .85)= 42,353. All Interest Shares shall be restricted shares subject to the provisions of Paragraph 9 below.

         3. MATURITY DATE

         The Maturity Date shall be the earlier of (i) 180 days from the Loan Date (ii) the sale by Borrower subsequent to November 1, 2000 of shares of Eurotech, Ltd, a D.C. corporation, ("Eurotech Shares") owned by the Borrower aggregating at least $1,500,000 after sales commissions and related expenses or
(iii) the closing of a loan to Borrower in an amount net to Borrower of not less than 1,500,000 secured by the Eurotech Shares.

         4. EQUITY INCENTIVE

         Lender will receive one share of $.0001 par value common stock of Borrower for each $1.00 loaned to Borrower ("Incentive Shares"). Said shares shall be restricted shares subject to the provisions of Paragraph 9 below.

         5. PREPAYMENT RIGHT

         Borrower shall have the right, without penalty, to pay the Note in full together with any unpaid interest at any time after 30 days from the Loan Date upon the giving of 10 days written notice.

         6. REGISTRATION RIGHTS

         Lender shall have the right to have the Incentive Shares and the Interest Shares, if any, registered under the Securities Act of 1933 pursuant to the Registration Rights Agreement attached hereto as Exhibit "B" and made a part hereof as though fully set forth herein. The execution of this Agreement shall be deemed to be the execution of the Registration Rights Agreement in the form set forth in Exhibit "B".

         7.  WARRANTIES AND REPRESENTATIONS OF LENDER.

         Lender hereby makes the following representations and warranties to
Borrower:

                  7.01. Lender is an "accredited investor" because Lender is (initial appropriate item):

                  _____A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase, exceeds $1,000,000, or

                  _____A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or

                  ____A trust, with total assets are in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered hereby, whose purchase is directed by a sophisticated person, as described below; or

                  ____An entity in which all of the equity owners are accredited investors.

                  7.02. Lender has significant prior investment experience, including investments in unsecured loans and unregistered securities and recognizes the speculative nature of this investment. Lender is knowledgeable, sophisticated and experienced in making and is qualified to make decisions with respect to investments of the nature evidenced by this Agreement and has requested, received, reviewed and considered all information Lender deems relevant in making a decision to execute this Agreement. Lender is capable of evaluating the merits and risks of entering into this Agreement and consummating the transactions contemplated thereby.

                  7.03. Lender has relied upon Borrower's filings with the Securities and Exchange Commission under Section 13 of the Securities Exchange Act of 1934, this Agreement, and independent investigations of Borrower made by Lender and has been given access and the opportunity to examine all material books and records of Borrower, all material contracts and has had the opportunity to ask questions of and to receive answers from Borrower or any person acting on its behalf concerning the terms and conditions of the transaction contemplated by this Agreement. Lender has been furnished with all material relating to the business, finances, and operations of Borrower and materials relating to the transactions under this Agreement which have been requested by such person and such person has received complete and satisfactory answers to any such inquiries.

                  7.04. Lender hereby agrees to take any further action or execute such further instruments as may be necessary to effectuate the terms of this Agreement.

         8.  WARRANTIES AND REPRESENTATIONS OF BORROWER.

         Borrower hereby makes the following representations and warranties to
Lender:

                  8.01 Borrower is a Delaware corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors of Borrower has taken all action required by law, Borrower's corporate charter, its By- Laws, or otherwise, to be taken by it to authorize the execution and delivery of this Agreement, the issuance of the Note and the shares which are the subject of this Agreement, and the consummation of the transactions contemplated hereby.

                  8.02 The Incentive Share and the Interest Shares, if any, delivered hereunder shall be validly issued and outstanding and fully paid and non-assessable.

                  8.03. The Note when issued shall be a validly issued and binding obligation of the Borrower.

                  8.04 Borrower has the full right and power to issue the Note, the Incentive Shares and the Interest Shares, if any, free and clear of any statutory, contractual, or other limitation, and none of said shares are subject to any lien, pledge, hypothecation, or any encumbrance whatsoever. The issuance of the Note, the Incentive Shares, and the Interest Shares, if any, as provided for herein will vest directly in Lender title to said instruments and securities free and clear of any and all encumbrances, liens, restrictions, options, agreements, and conditions except as set forth in Paragraph 9 hereof.

                  8.05 The person or persons executing this agreement on behalf of Borrower have the requisite power authority to do so and to make, execute, and deliver all instruments and documents to be executed in connection herewith.

         9.  INVESTMENT RESTRICTIONS.

         The Incentive Shares and Interest Shares, if any, to be issued to Lender hereunder have not been registered under the Securities Act of 1933 ("Securities Act") or any state securities laws and are issued in reliance upon certain exemptions included in federal and state securities laws from such registration. There are substantial restrictions on the sale of the shares and the shares may be transferred only in accordance with the provisions of this paragraph. Each certificate representing the shares issuable hereunder and any other securities issued in respect of the shares issuable hereunder and any other securities issued in respect of the shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, will (unless otherwise permitted or unless the shares of Borrower's stock evidenced by such certificate shall have been registered under the Securities Act) will be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

            "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

The shares may be transferred only upon (i) registration under the Securities Act, (ii) the receipt by Borrower of an opinion of counsel acceptable to Borrower (including then counsel to Borrower) that such transfer is exempt from the registration provisions of the Securities Act and state securities laws), or
(iii) the receipt by Borrower of a "no-action" letter from the Securities and Exchange Commission to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws.

         10. MISCELLANEOUS

                  10.01 NOTICES

                  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of computer transmission) to the parties at the following addresses (or at another address for a party as shall be specified by like notice):

         To: Borrower:                Advanced Technology Industries Inc.
                                      Taubenstrasse 20
                                      Berlin, Germany   D-10117
                                      Telephone No.: (4930) 201-7780
                                      Facsimile No.: __________________

                  With copy to:       H. Roy Jeppson
                                      Law Offices of H. Roy Jeppson
                                      11900 West Olympic Boulevard, Sixth Floor
                                      Los Angeles, California  90064
                                      Telephone No.: (310) 826-5566
                                      Facsimile No.:  (310) 826-5350

         To: Lender                   __________________________________
                                      __________________________________
                                      __________________________________
                                      Telephone No.: ___________________
                                      Facsimile No.: ___________________

                  10.02 INTERPRETATION

                  The words "include", "includes" and "including", when used herein, shall be deemed in each case to be followed by the words "without limitation". The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. As used herein, references to the singular include the plural and the plural include the singular, except where the context requires otherwise. As used herein, references to person includes individuals and entities.

                  10.03 COUNTERPARTS AND FACSIMILE SIGNATURES

                  This Agreement may be executed in one or more counterparts and by facsimile signature, all which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party delivered to the other party, it being understood that all parties need not sign the same counterpart.

                  10.04 ENTIRE AGREEMENT

                  This Agreement and the exhibits hereto, and the documents and instruments and other agreements among the parties hereto referenced herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  10.05 SEVERABILITY

                  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void, or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provisions to persons or circumstances will be interpreted reasonably so as to give effect to the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes intended by the void or unenforceable provision.

                  10.06 OTHER REMEDIES

                  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by law or equity, upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

                  10.07 GOVERNING LAW; VENUE

                  This Agreement shall be governed by and construed in accordance with the laws of the Republic of Germany, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. The parties irrevocably consent to the jurisdiction and venue of the courts of the Republic of Germany concerning any action relating to this Agreement including, but not limited to, any action related to the Note, the Incentive Shares, and the Interest Shares, if any.

                  10.08 RULES OF CONSTRUCTION

                  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

                  10.09 SPECIFIC PERFORMANCE

                  The parties hereto agree that irreparable damages would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court having proper venue hereunder, this being in addition to any other remedy to which they are entitled at law or in equity.

                  10.10 ATTORNEYS' FEES AND COST

                  In the event of any action at law or in equity between the parties hereto to enforce any of the provisions hereof, the unsuccessful party or parties to such litigation shall pay to the successful party or parties all costs and expenses, including actual attorneys' fees, incurred therein by such successful party or parties and if such successful party or parties shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included in and as part of such judgment. The successful party shall be the party who is entitled to recover his or its costs of suit, whether or not the suit proceeds to final judgment. A party not entitled to recover his or its costs shall not recover attorneys' fees.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                           "Borrower"       Advanced Technology Industries, Inc.

                                            By
                                               ---------------------------------
                                               H. J. Skrobanek, President

                           "Lender"         __________________________

                                   EXHIBIT "A"


                                 PROMISSORY NOTE

$____________________                                             _________,2000

         On the Maturity Date as defined in that certain Loan Agreement by and between Advanced Technology Industries, Inc. as Borrower and
___________________as Lender dated as of __________, 2000 ("Loan Agreement")
Borrower promises to pay to, or order, the sum of $_______________________ together with interest as provided in the Loan Agreement.

         Borrower has certain rights of prepayment, without penalty, as set forth in the Loan Agreement.

         This Promissory Note is governed by and subject to the provisions of the Loan Agreement. A copy of the Loan Agreement may be obtained from the corporate office of the Borrower whose address and telephone number are as follows: Advanced Technology Industries Inc.,Taubenstrasse 20, Berlin, Germany D-10117, Telephone No.: (4930) 201-7780

                                           Advanced Technology Industries, Inc.

                                           By
                                              --------------------------------
                                              H. J. Skrobanek, President.